Exhibit 10.26.28+

AMENDMENT NO. 28
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 28 (“Amendment”), effective as of January 1, 2018 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (formerly known as TeleNav, Inc.) (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.
WHEREAS, the parties continue to work together on the SYNC Generation 3 project (“Gen 3 Project”); and
WHEREAS, the parties wish to work together on the SYNC [*****] (“[*****]”).
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.
Attachments II, III, and V of the Agreement (as amended herein) will apply to the [*****], while a new Purchase Order and a new Statement of Work (Ford SYNC [*****]) for the [*****] will be appended to the Agreement.

2.	In Attachment II, delete Section 7.1 in its entirety and replace with the following:

“7.1 Maintenance and Support. Provided Ford pays the applicable maintenance and support fees as set forth in Attachment V – Pricing and Royalty, Supplier will provide standard maintenance and support consisting of: (a) minor software enhancements which are included in Telenav’s regular software release cadence to Ford and which do not incur any additional license cost (“Software Updates”); (b) up to [*****] of product/project manager/engineering support for the Developed Software and the Licensed Software per region per year, starting from January 1, 2019; and (c) the right for Ford to apply such Software Updates to the then-current and immediately prior model year provided that Telenav does not warrant that such Software Updates will be backward compatible with any prior model year (collectively “Standard Maintenance & Support”) during the Initial Term.”

3.	Attachment II – Software Development and Licensed Software Supplemental Terms and Conditions, delete Section 10.1 and replace with the following:

“10.1 Term
The Term of the Agreement and all Attachments shall begin on the Effective Date and shall continue until December 31, 2029. ("Initial Term”). In the event Buyer launches production for SYNC [*****] after [*****], the Initial Term shall be [*****] to [*****] of production and [*****] of post-production map updates. Buyer may [*****] the Initial Term for [*****] upon written request to Supplier [*****] the end of [*****] of production.”

4.	Attachment III – Ford-TeleNav Sync Generation 2 On-Board Navigation Global Terms and Conditions, at the end of Section 27.01, add the following new paragraph:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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“Additionally, Supplier shall be Buyer's preferred provider for GPS on-board navigation integrated within Ford Sync [*****] for [*****] for a term of [*****] the [*****] following [*****], such preference subject to Supplier’s [*****] pertaining to [*****] and [*****]. As defined in the RFQ, Supplier will provide a [*****] and [*****] that meets Buyer’s vehicle [*****] which may reasonably change over the term of this Agreement.  If Supplier does not meet the material requirements of such RFQ, Buyer may seek alternate solutions”.

5.	In Attachment V, at the end of Section 1, add the following:

“[*****]:
[*****] license fees
[*****] ([*****])

[*****]	[*****]	[*****]	[*****]	[*****]
[*****] License Fee	$[*****]	$[*****]	$[*****]	$[*****]
[*****] License Fee	$[*****]	$[*****]	$[*****]	$[*****]

•	The [*****] License Fee includes the license rights under Section 4 of the Agreement plus [*****] of [*****] ([*****] and [*****])

•
The [*****] License Fee includes: (a) the license rights under Section 4 of the Agreement, but only for [*****] of use of the Licensed Software by the End Customer and (b) [*****] of [*****] (including [*****] and [*****]), both beginning after the [*****] period. The End Customer must pay such fee for [*****] of license and [*****] use.

•	Ford is responsible for [*****] after completion of [*****].

•	Systems & Accounting Reporting

•	Telenav and Ford will work together to define the reports that are to be generated during the Term.

•	These reports will be of the following types:

•	Telenav shall provide a [*****] report that indicates how many End Customers are using Telenav’s [*****] and [*****] solutions, respectively.

•	Telenav will need Ford to send the [*****] to Telenav to keep [*****] to [*****] intact for external and internal business reporting.

•
Total NRE for initial [*****] scope will be $[*****], as referenced in the table titled “Base NRE Fees” under “[*****] (including Sections 2g and 2h)” below. All license fees stated above are on [*****] and based on the [*****] provided in the Ford [*****] RFQ.

•	A [*****] of [*****] will be offered [*****] following [*****] of SYNC [*****] whereby the [*****] license fee will be $[*****] and the [*****] fee will be $[*****].”

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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6.	In Attachment V, delete Section 2a in its entirety and replace with the following:

“2a. Maintenance and Support Fees. As of [*****] and upon Ford request, Telenav will offer Ford Standard Maintenance & Support for the Developed Software and Licensed Software per supported region at a fee to be mutually agreed upon by the parties. The provisioning of such maintenance and support will be covered by the existing change request process under the Agreement. Ford agrees to pay the maintenance and support fees [*****] in [*****] by payment of the invoiced amount per region for each [*****].”

7.	In Attachment V, delete Section 2d in its entirety and replace with the following:

“2d. Maintenance and Support Fees. As of [*****], maintenance and support fees shall be [*****] per [*****] per [*****] for Standard Maintenance & Support. Ford will order such maintenance & support within [*****] after the [*****] of [*****], and such maintenance and support will begin on the [*****] date of the Ford SYNC Vehicle for each region. Ford agrees to pay the maintenance and support fees [*****] in [*****] by payment of the amount of [*****] per region for each [*****].”

8.	In Attachment V, after the end of Section 2f but before Section 3, add the following:

“[*****] (including Section 2g)

Base NRE Fees

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
Total	[*****]

* [*****] to [*****] balance = [*****]

•	[*****] over SYNC [*****] only

•	Amortized from [*****] to [*****] ([*****])

2g. Maintenance and Support. During the Sync [*****] of production, maintenance and support per supported region shall consist of Standard Maintenance & Support and Attachment XV: Service Level Agreement.

Annual Standard Maintenance & Support will begin on the [*****] date of the Ford SYNC Vehicle for each region. Telenav will provide up to [*****] map compiles [*****] at no additional cost starting from the Sync [*****].

The parties agree to use good faith efforts to mutually discuss and address any Sync [*****] maintenance and support services not covered herein.”

9.	In Attachment V, at the end of Section 3, add the following new content pricing:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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“Sync [*****] Content Fees:
[*****] ([*****]) - [*****]

[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

Conditions

•	Subject to terms & conditions from [*****] to [*****]

•	All prices are on a [*****] basis.

•	[*****] includes [*****] for [*****] effective on [*****].

•	Pricing is based on the [*****] in the Ford SYNC [*****] RFQ.

•	All prices are agreed upon between Ford and [*****], covering program years for the target platform (SYNC [*****]) and the [*****] and [*****], as referenced in the [*****], shall apply.

•	This [*****] is only valid in conjunction with [*****] being used for Ford SYNC [*****].

•	[*****] associated [*****] is to be applied on an optional, [*****] basis.

•	[*****] Fee pricing is for [*****] license fees only and does not include any other [*****] or [*****].

•	[*****] Fee pricing for [*****] include [*****] license fee for up to [*****] ([*****]) for the contracted duration.

•	[*****] Fee pricing above for [*****] do not include [*****] of map updates.

•	[*****] rights are transferrable to subsequent owner upon vehicle sale and the subsequent owner will continue to have the [*****] rights for the remainder of the original subscription period.

•	NRE and any [*****] efforts beyond [*****] are not included in the above pricing and if required, will be provided for an additional fee.

•	All information contained in this price quotation is strictly confidential and is protected by the mutual NDA between [*****] and [*****].

•
Availability of content may vary from country to country. Not all content may be available in all countries. The current coverage indicated in the addendums to the response are expected to evolve before [*****].

•	[*****] provided hereunder may not be [*****] with [*****] not provided by [*****].”

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.28+

10.	In Attachment V, at the end of Section 4, add the following new subsection:

“For [*****]:
In the event Telenav does not receive the appropriate releases for reporting from Ford, Ford will send Telenav a [*****] report listing the [*****] and/or [*****] sold/installed by region no later than the [*****] of the [*****] month, and Telenav shall subsequently issue an invoice to Ford based on such report. Payment of such invoice shall be made by Ford in accordance with Section 10 of the Ford-TeleNav Sync Generation 2 On-Board Navigation Global Terms and Conditions. In addition, Ford will include sufficient information in the [*****] reporting to allow Telenav to report and pay fees due for mapping and other content that Telenav is responsible for. The parties acknowledge that Ford may delegate its obligations under this section to its agent ([*****]); provided, however that Ford will remain fully responsible for the fulfillment of such obligations herein.”

11.	In Attachment V, after Section 16, add the following new section:

“17. For purposes of this [*****], the parties approve and agree to [*****] the [*****] of the [*****] (‘[*****]’) listed below and the fees associated with these [*****] shall be [*****].

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]		[*****]	[*****]
[*****]					[*****]
”

12.	After Attachment XIII, add as Attachment XIV, Statement of Work for Ford SYNC [*****], attached hereto and incorporated by reference herein.

13.	After Attachment XIV, add as Attachment XV, Service Level Agreement, attached hereto and incorporated by reference herein.

14.	Attachment XV, Service Level Agreement, shall apply only to the [*****] unless otherwise agreed to in writing by the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: Software Buyer Date: 12-11-18	TELENAV, INC. By: /s/ Michael Strambi (Signature) Name: Michael Strambi (Printed Name) Title: Chief Financial Officer Date: 12-11-18

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.28+

Attachment XIV
Statement of Work
For

Ford SYNC [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Table of Contents
1Introduction    9
1.1Purpose    9
1.2Scope    9
2.Conventions, Terms, Definitions and References    9
2.1Conventions    9
2.2Terms and Definitions    10
3.System Architecture    11
3.1[*****] development experience    12
4.Features and Requirements    13
5.HMI, UX, and UI    15
5.1Flexible HMI and research-driven UX    15
5.2HMI theming    15
5.3UX and UI features    15
6.Project Timelines and Release Schedule    17
6.1[*****] Milestones    17
7.Software Deliverables    18
8.Change Request / Change Management    19
9.Quality Validation Process    19
9.1Release Test Criteria    19
9.2Static Analysis    19
10.Release and Acceptance    19
10.1Release Candidate    19
10.2Acceptance    20
11.[*****]    20
11.1Scope    20
11.2Process Capability Level    20
11.3Compliance Controlling, Monitoring & Tracking    21
12.Dependencies    22
12.1Exception    22

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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1	Introduction
The content provided in the RFQ remains as the reference for the SYNC [*****].
1.1    Purpose

The Software Development and Quality Assurance Requirements attachment to the Engineering Statement of Work describes essential prerequisites, activities and deliverables associated with the development of software for use in production intent vehicles.

1.2    Scope

The scope of this attachment for SYNC [*****] is on the supplier software development capability, software development activities and deliverables and the generic time frame for development when a SYNC [*****] is supplied to Ford Motor Company for inclusion in a vehicle assembled by Ford. All SYNC [*****] must comply with the tasks and deliverables described below.

This SOW provides the navigation features and connected service to [*****] which includes [*****] of [*****] and [*****]. This SOW also outlines the dependencies, exceptions, and limitations for the development of the navigation application, and describes the tasks Telenav will perform in order to deliver the navigation application to Ford.

Telenav’s hybrid connected-embedded navigation solution brings together the best of in-car dependability and robust cloud services to ensure an always-available, and brand-consistent experience throughout the user’s journey. The experience is delivered in a scalable, reliable, and secure manner on a global basis. The solution consists of an embedded navigation application SDK, HMI and cloud services. This allows the embedded navigation system to leverage powerful and rich cloud services when connected, and always-there functionality when disconnected.

The objective of this Statement of Work (“SOW”) is to define Telenav’s tasks of constructing the connected real-time navigation system with features defined in section 3 “Features and Requirements”, to provide a high performance real-time and connected navigation application for Ford SYNC [*****], with visual and audio guidance, search, destination entry, routing, and real-time traffic services, and up to date contents of map and POI data from 3rd party vendors.

2.Conventions, Terms, Definitions and References

2.1    Conventions

This document contains both requirements and activities to be completed during software development. Any explanatory paragraph for each sub-section describes the context to the requirements included in this document. Any line starting with R: is a requirement that must

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.28+

be met during the module development process. Section 4 is supplied for traceability to these requirements.

2.2    Terms and Definitions

[*****]	[*****]

Deliverables	Deliverables include the response to all checklist, traceability matrices and release documentation (e.g. static analysis and metrics reports, release notes, etc.)

ECU    Electronic Control Unit

Electronic format
Any copy of a work product that can be reviewed that is not a hard copy. This can be a controlled copy or uncontrolled copy that is provided to Ford that will not be reproduced and will be returned upon completion of the review. This copy may be limited to use on the suppliers site or via internet file sharing protocols.

eSOW    Engineering Statement of Work

TDR	Technical Design Review

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

3.System Architecture

SYNC [*****]

The diagrams below provide an overview of SYNC [*****] and Telenav [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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[*****]

[*****]

•	The Telenav solution architecture is flexible to support:

o	Navigation application, SDK + HMI, for complete navigation services and experiences

o	Navigation services are supported onboard as well as in the cloud to enable delivery of hybrid services

•	System integration can be based on SYNC [*****] solution provides integration flexibility.

•	The Telenav solution will leverage Ford’s [*****] for establishing connections to the cloud. Cloud architecture supports connections as a pass through via the Ford cloud.

•	Event-based API provides access to the SDK core, allowing the HMI layer or system layer to send requests to the SDK and receive asynchronous responses

•	Intelligence platform enables supporting data collection, processing and publishing of data to enable delivery of predictive services based on car and map data

•	Delta service enables delivery of OTA map updates based on Telenav’s TrueDeltaTM incremental update solution

3.1	[*****] development experience
Telenav has significant experience developing in the [*****] and will continue supporting SYNC [*****] with [*****]. Also, the HMI implementation will be based on [*****] aligning with Ford’s HMI frameworks.

4.Features and Requirements

Upon acceptance of the SOW the supplier is expected to support all activities listed in this and in the referenced documents with the required resources to meet all product deliverables with fully validated software in conformance to the Functional Requirements laid out in the eSOW. Therefore, the following requirements are to be fulfilled and verified during the development of the above commodity. All timing is approximate – specific dates for deliverables* will be established by the Supplier on Board date with the review of the Software Development Plan.

* Please see section 6.1 for an example of deliverable timing.

The features and requirements are based on the SYNC [*****] ([*****]):

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

The [*****] dates are contingent on the availability of the underlying data provided under such features, which is subject to Ford entering into the requisite agreements with such data providers.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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5.HMI, UX, and UI

5.1	Flexible HMI and research-driven UX
We always start with the user. Our global UX team understands regional user needs and design for each part of the experience. We ensure that the experience is optimized for the driving context while in motion, from the glanceable user interface that utilizes all the available screens in the car.

Our easy-to-use global design execution includes:

•	One-touch and voice destination entry and access to features

•	Glanceable UI that adheres to safety guidelines advocated by NHTSA (other regions might deviate from this or comply with different standards)

•	Voice integration for the most frequently used functions to keep the user focused on the road

•	Utilizing all the available screens to provide the right information to the user in the right place at the right time

•
Localization practice that includes customizing the UX per regional driving insights rather than simply translating UX elements to make sure the product and features are easy to use based on the nuances and driver behavior of a given region

5.2	HMI theming

•	Telenav’s UX services include designing for brand-specific or form-factor dependent (screen sizes, resolutions) experiences.

5.3	UX and UI features
Telenav’s Navigation solution, [*****]
The Navigation baseline for SYNC [*****] will be provided by Telenav, through its [*****] (“[*****]”) global solution that includes:

•	One-touch and voice destination entry and access to features

•	Glanceable UI that adheres to safety guidelines advocated by NHTSA (other regions might deviate from this or comply with different standards)

•
Navigation panel: The guidance/Navigation panel provides an easier to read and easier to locate guidance when approaching a maneuver. It also contains alternate views like junction view and destination management -essentially any controls specific to the trip.  It collapses to a “mini-panel” when you are far from a maneuver to show more of a map

•	Voice integration for the most frequently used functions to keep the user focused on the road.

•	Utilizing all the available screens to provide the right information to the user in the right place at the right time

•
Localization practice that includes customizing the UX per regional driving insights rather than simply translating UX elements to make sure the product and features are easy to use based on the nuances and driver behavior of a given region

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Custom feature set for SYNC [*****]
As part of SYNC [*****], Telenav will design/implement custom features-specifics based on Ford’s original set of requirements including:
[*****]
[*****].

[*****]

[*****]

[*****]
[*****]

[*****]

•	[*****]

•	[*****]

6.Project Timelines and Release Schedule

The deliverables are provided in accordance with current milestones and dates set forth today and are subject to change as required and agreed by all the parties.

[*****]

6.1	[*****]

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

7.[*****]

[*****]

8.Change Request / Change Management

[*****]

9.Quality Validation Process

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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9.1	[*****]

9.2	[*****] Analysis
[*****]

10.Release and Acceptance

10.1	[*****]

10.2	[*****]

11.[*****]Compliance

11.1	[*****]

11.2	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

11.3	[*****]

12.Dependencies

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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12.1 [*****]

•	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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ATTACHMENT XV
SERVICE LEVEL AGREEMENT

For purposes of this SLA, Navigation Application Supplier shall be considered Telenav, Inc.

1.	Definitions
Unless defined herein, all capitalized terms shall have the meanings set forth in the Agreement

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Term	Definition
Availability
The percentage resulting from the following calculation: [1 - (Down Time/Total Time)] x 100. Availability percentages shall be expressed to two decimal points with the second decimal place rounded up when the third decimal point is higher than 5 or down when the third decimal point is five or lower to the nearest one-hundredth of a percentage point. Scheduled Down Time will not count against Availability until the 300-minute monthly level has been exceeded.

Down Time
The number of minutes the Connected Service is not Operational during a calendar month. Time used for Scheduled Maintenance shall not be considered Down Time. Scheduled Down Time will not count against Availability until the 300-minute monthly level has been exceeded.

Emergency Maintenance
Maintenance required outside the agreed-upon Scheduled Maintenance or necessary within Scheduled Maintenance but not scheduled in advance pursuant to Section 4. Any downtime due to Emergency Maintenance will be considered Down Time.

Hours of Operation (for technical support) and language	24 hours a day, 7 days a week and 365 days a year. All communication shall be in the English language.
Impact
The severity level assigned to an Incident based on the Impact classifications defined in section 3.3 below. Impact severity level reflects the degree of Licensee impact resulting from an incident, with Impact 1 having the greatest impact and an Impact 4 having the least.

Incident	Any problem with the Services for which Ford requests support in conformance with this SLA.
Operational
The Service is (i) functional and available to its intended end user in full accordance with its documentation and all applicable specifications, and (ii) not experiencing any Ford-impacting errors, defects or service-limiting issues.

Resolution	The permanent correction of the error, defect or condition giving rise to the Incident/outage.
Root Cause Analysis (“RCA”)	The process of identifying and reporting the core events that resulted in failure to meet performance requirements
Scheduled Down Time
The number of minutes of Down Time incurred during Scheduled Maintenance. Any Down Time not scheduled in advance (per Section 4.1) or in excess of allowed minutes as outlined in Section 4.1 will be counted against the Availability calculations.

Term	Definition
Scheduled Maintenance
The number of minutes of maintenance that is scheduled in advance. Scheduled Down Time shall occur within the Scheduled Maintenance window. Any downtime outside of the scheduled maintenance window will be considered Down Time and shall be counted against the Availability calculations.

Total Time	The total number of minutes in a given calendar month.
Trouble Ticket	A unique numbered record that documents a significant event or Incident. The tracking document for an Incident or Scheduled Maintenance.

2.
Monthly Service Availability Performance Requirement. Navigation Application Supplier will ensure that the [*****] maintain a [*****] of [*****] during non-Scheduled Maintenance window. The Availability calculation shall include Navigation Application Supplier’s Network defined as extending to and including the ingress/egress point to the public internet at the router point for the facilities interconnect where Navigation Application Supplier service/operating infrastructure is

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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located. For purposes of clarity, this router point may be located outside of Navigation Application Supplier’s direct control and above the interface for where Navigation Application Supplier receives Internet connectivity within its own infrastructure.

3.
Incident Management. Collaboration and communication between Ford and Navigation Application Supplier are key to mutual success. All entities responsible for Services availability will follow this matrix for Incident communication and Incident Management.

3.1.	Monitoring. Navigation Application Supplier shall provide Licensee a URL for 24x7x365 Service Availability and Performance monitoring.

3.2.	Ford Notification to Navigation Application Supplier
Ford shall report all errors and defects in the Connected Services to Navigation Application Supplier by either calling [*****] OR [*****]. In addition, for [*****], Ford shall also email [*****]. For purposes of clarification, feedback on [*****] provided by Navigation Application Supplier in performing the Connected Services (“Content”) shall not be deemed to be an issue under [*****], and shall not affect the calculation of Down Time. All Ford feedback on Content shall be reported via a trouble ticketing system to be provided by Navigation Application Supplier whereby Ford may monitor tickets and register end user feedback on Content quality. Navigation Application Supplier shall use commercially reasonable efforts to work with Licensee to address such Content issues, and resolution times for Content are independent of the requirements set forth in Section 4.3 below.

3.3.	Response Times and Incident Classifications
Response Time Objective. Navigation Application Supplier shall provide [*****] to enable response time experience by End User to be [*****] on [*****]. API ingress requests and responses will be time-stamped and recorded, and [*****] calculated monthly by Navigation Application Supplier and provided to Ford. Additionally, Navigation Application Supplier shall provide a [*****] report of [*****] of [*****] requested by Ford End Users, the number of [*****] completions, and the [*****]time of a transaction.

[*****] Objective. In addition, Navigation Application Supplier shall provide [*****] to enable [*****] to[*****]than [*****] from point of ingress at Navigation Application Supplier to the time that response is [*****], but not yet [*****]. [*****] and availability times will be time-stamped and recorded, with [*****] calculated [*****] by Navigation Application Supplier and provided to Ford. Additionally, Navigation Application Supplier shall provide a [*****] report of the [*****] of [*****] requested by Ford End Users.

The Incident Management Response Service Level is calculated [*****] and is defined as time the first action is taken by Navigation Application Supplier after the incident is discovered by or reported to Navigation Application Supplier. The actual service level for each severity level is computed by dividing the total number of cases with response times less than the time indicated in the table below, by the total number of cases. This number is then multiplied by 100. Navigation Application Supplier will have met its service level for response time if the actual service level is [*****] or [*****] the Response Time Service Level Objective. The Response Time Service Level Objective is [*****].

The Incident Management Resolution Service Level is calculated [*****] and is determined by subtracting the Date/Time each case was created from the Date/Time the case was resolved and

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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deducting any delays that resulted from information and/or action pending from Ford. The actual service level for each severity level is computed by dividing the total number of cases with resolution time less than the time indicated in the table below, by the total number of cases. This number is then multiplied by 100. Navigation Application Supplier will have met its service level for resolution time if the actual service level is [*****] or [*****] the Resolution Service Level Objective. The Resolution Service Level Objective is [*****].

Navigation Application Supplier will assign an Impact classification for any Connected Services incidents or issues based on the table below; provided, however, each issue shall only be assigned one Impact classification at any given time, and the higher Impact classification shall apply. Each day is assumed to be 24 hours long and each hour is assumed to be 60 minutes long.

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	• [*****]	[*****]	[*****]	[*****]
[*****]	• [*****]	[*****]	[*****]	[*****]
[*****]	• [*****]	[*****]	[*****]	[*****]

If any incident remains unresolved by the expiration of the time for Resolution, Navigation Application Supplier will immediately assign a special problem manager to prepare an action plan to manage the process of resolution. This plan will set out actions and responsibilities, milestones, planned review points, ongoing updates and further escalation criteria. Such plan shall be promptly communicated to Ford within [*****] of the Resolution Time breach for [*****] and [*****] incidents. For [*****] incidents, such plan shall be communicated to Ford within [*****] of Resolution Time breach. For [*****] incidents, such plan shall be communicated to Ford within [*****] of Resolution time breach.

3.4.
Root Cause Analysis (RCA) Upon request, Navigation Application Supplier shall provide RCAs for all Service Impact Incidents. The RCA report includes a description of the issue, and corrective actions or mitigation strategies. For Impact 1, 2 and 3 incidents requiring RCA, Navigation Application Supplier will provide the incident report within [*****] of incident start time. In the event that all details required to finalize the RCA are not available within [*****], an updated RCA will be provided with an estimated target date for delivery of a final RCA. Navigation Application Supplier will follow up on the recommended actions as part of the problem management process. Navigation Application Supplier shall provide to Ford its current problem management process documentation. For [*****] impact incidents, Navigation Application Supplier shall provide the incident report to Ford no later than [*****] after requested date.

RCAs shall be provided to Ford’s email alias provided below or as otherwise directed by Ford in writing.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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4.	Maintenance/Downtime

4.1.	Scheduled Maintenance/Scheduled Downtime
Navigation Application Supplier will notify Ford by email or as otherwise directed by Ford in writing no less than [*****] before a standard Scheduled Maintenance event. If Navigation Application Supplier notifies Ford of Scheduled Maintenance within [*****] of the event and receives written confirmation/approval from Ford, resulting Down Time may count towards Scheduled Down Time provided that:

•	Scheduled Maintenance will not exceed [*****] of Down Time per event;

•	Scheduled Maintenance shall not exceed [*****]per [*****] (a total of [*****] per [*****]) for the Services; and

•
At the same time Navigation Application Supplier notifies Ford of Scheduled Maintenance, Navigation Application Supplier will also notify Ford of anticipated Scheduled down Time and the anticipated Scheduled down Time will occur during the Scheduled Maintenance window. Each Scheduled Maintenance affecting Ford’s publicly accessible Services Implementation shall not exceed [*****] nor [*****] per [*****] or [*****] per [*****]. Any unplanned or unconfirmed Down Time or Incident shall count towards Service Availability; provided however, Scheduled Down Town shall be the actual number of minutes of Down Time incurred during Scheduled Maintenance.

4.2.	Maintenance Window
Navigation Application Supplier will perform Scheduled Maintenance and Scheduled down Time separately, in each location where a server is located, on [*****] between the hours of [*****] and [*****] local time in each location. Scheduled Maintenance and Scheduled down Time in the [*****] shall occur between the hours of [*****] and [*****] local time. All Scheduled Maintenance and Scheduled down Time shall occur in accordance with Section 4.1. During Scheduled Maintenance and Scheduled down Time, Services may be inaccessible.

4.3.	Emergency Maintenance
Should Navigation Application Supplier require Emergency Maintenance, Navigation Application Supplier will contact Ford immediately. Any Down Time resulting from Emergency Maintenance shall be included as Down Time in the Availability calculation.

4.4.	Failure to Meet Service Levels
Subject to the exceptions herein, and in addition to any rights and remedies in the Agreement, Ford shall have the rights set forth below with respect to a failure of Navigation Application Supplier to meet the Service Levels and objectives defined in this Exhibit.

a.
In the event that the Down Time in any month is greater than [*****] in total over a [*****] period (chronic deviation), Ford shall notify Navigation Application Supplier and Navigation Application Supplier shall have [*****] to remedy the deviation. In the event the Down Time is greater than [*****] in total over a [*****] period that [*****] the [*****] period, Ford shall have the right to (i) terminate this Agreement without penalty and without further payment obligations and remove Navigation Application Supplier’s logo and any references from its offerings or (ii) allow Navigation Application Supplier a remedy conformation period as defined and deemed acceptable by both parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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b.
In the event that the Response Time or Resolution Time for [*****] issues is not achieved in any [*****] over a [*****] period (chronic deviation), Ford shall notify Navigation Application Supplier and Navigation Application Supplier shall have [*****] to remedy the deviation. In the event the Response Time or Resolution Time for [*****] issues, as applicable, is not achieved in the [*****] that [*****] the [*****] period, Ford shall have the right to (i) terminate this Agreement without penalty and without further payment obligations and remove Navigation Application Supplier’s logo and any references, if applicable, from its offerings or (ii) allow Navigation Application Supplier a remedy conformation period as defined and deemed acceptable by both parties. Ford may reference Navigation Application Supplier’s service as “Navigation Application Supplier’s Service Currently Unavailable” during any periods of service unavailability.

c.
In the event that the production service API or production service synthetic transaction API does not perform to the timing specification, in [*****] over a [*****] period (chronic deviation), Ford shall notify Navigation Application Supplier and Navigation Application Supplier shall have [*****] to remedy the deviation. In the event that the production serviced API or production service synthetic transaction API does not perform to the timing specification in the [*****] that [*****] the [*****] period, Ford shall shall have the right to (i) terminate this Agreement without penalty and without further payment obligations and remove Navigation Application Supplier’s logo and any references, if applicable, from its offerings or (ii) allow Navigation Application Supplier a remedy conformation period as defined and deemed acceptable by both parties.

5.	Change Management, Upgrades and New Releases

The Connected Service will be maintained, where the functionality shall remain the same as or better than that available at launch Navigation Application Supplier.

Change Management
Navigation Application Supplier shall provide to Ford its change management process that shall document the following information at a minimum: Navigation Application Supplier’s versioning approach, validation methods, performance testing methods, upgrade process/procedure and guarantee for backward compatibility. [*****], Ford shall be provided a [*****] of [*****] prior notice of maintenance that does not require any API changes, and any change that impacts current APIs utilized shall be noticed to Ford with at [*****] before implementation. At no time shall any change to an API that impacts Ford be updated in the production environment without prior signoff/approval from Ford. Emergency changes are those with less than [*****] written notice and require escalated approval.

Navigation Application Supplier shall provide Ford written notification for major service releases of the Connected Service as follows:

•	For [*****] releases at least [*****] in advance ([*****] change)

•	Navigation Application Supplier shall allow Ford a minimum of [*****] from release to require [*****] ([*****] change) updates.

Navigation Application Supplier will support the current and previous [*****] of Connected Services until Ford has completely migrated all vehicles using the Connected Services to the updated Navigation Application Supplier Service or [*****], whichever is [*****]. After [*****] of a new

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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version of the Connected Services, Navigation Application Supplier may discontinue [*****] to new release, upon [*****] written notice in advance of the discontinuance to Ford.

6.	Disaster Recovery
Navigation Application Supplier shall maintain a documented Disaster Recovery (“DR”) plan and perform disaster recovery testing on an [*****] basis for the Services. Such DR testing shall validate Navigation Application Supplier’s ability to fail over its services to an alternate site with an established minimum RTO/RPO as set forth in the DR plan. The standard DR test does not require Ford’s involvement or validation. Upon request, Navigation Application Supplier will provide Ford with a confirmation that the DR test was successful.

7.	Synthetic Transaction
Navigation Application Supplier will make available a web service stub call to validate service operation that will be public internet available for remote service monitors to benchmark and note service availability timing. Navigation Application Supplier shall provide documentation for this specific function use and participate in troubleshooting dialogue (email/phone/WebEx/in-person, if required) to assist Ford’s development of external monitors. This API call shall follow the same performance as the Response Time previously defined in section 3.3.

8.	Contacts and Hours of Operation
Contact information may be updated and republished anytime by either party with written notice to the other. Changes shall not be maintained within this SLA document.

Ford	Phone/Email
Ford Management	Contact: [*****] E-mail: [*****] Phone: [*****]
Change Management	Contact: E-mail: Phone:

Service Provider	Phone/Email
Network Operations Center	Contact: NOC Email: [*****] Phone: [*****]
Escalation Point of Contact	Contact 1: [*****] Email: [*****] Phone: [*****] Contact 2: [*****] Email: [*****] Phone: [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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